                                 EXHIBIT 10.24

                                 DEED OF TRUST

                         BETWEEN THE CORT JOINT VENTURE

                                      AND

                               NATIONSBANK, N.A.

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

James H. Keaten, Esq.
Troutman Sanders LLP
NationsBank Plaza - Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia  30308-2216

INSTRUCTIONS TO RECORDER:
Index this document as
     (i)   a deed of trust;
     (ii)  an assignment of rents;
     (iii) a security agreement; and
     (iv)  a fixture filing

================================================================================
             DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING
STATE OF GEORGIA

COUNTY OF FULTON

            THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Security Instrument") is made and entered into as of the 30th day of July, 1998, by WELLS/ORANGE COUNTY ASSOCIATES, a Georgia joint venture comprised of Wells Development Corporation, a Georgia corporation, and Wells Operating Partnership, L.P., a Delaware limited partnership ("Borrower"), in favor of CHICAGO TITLE COMPANY, with an address of 16969 Von Karman, Irvine, California 92606 ("Trustee"), and NATIONSBANK, N.A., a national banking corporation, together with its successors and assigns ("Lender").

     ARTICLE 1 - CERTAIN DEFINITIONS; GRANTING CLAUSES; SECURED INDEBTEDNESS

            Section 1.1. Certain Definitions and Reference Terms. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

            "Promissory Note": Promissory Note dated of even date herewith made by Borrower payable to the order of Lender in the principal face amount of FOUR MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($4,875,000.00), bearing interest at a variable rate as therein provided, and finally maturing on July 30, 1999, unless extended to January 30, 2000, pursuant to the terms of said Note, which, by this reference, is made a part hereof.

            Section 1.2. Property. The Borrower, in consideration of the indebtedness herein recited, irrevocably grants, conveys


WELLS/ORANGE COUNTY ASSOCIATES
DEED OF TRUST
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and assigns to the Trustee and the Trustee's successors and assigns, in trust, with power of sale, all of the following described land, real property interests, buildings, improvements, fixtures, furniture and appliances and other personal property: (a) the real estate (herein called the "Land") described in Exhibit A which is attached hereto and incorporated herein by reference, and (i) all improvements now or hereafter situated or to be situated on the Land (herein together called the "Improvements"); and (ii) all right, title and interest of Borrower, now owned or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements;
(2) any strips or gores between the Land and abutting or adjacent properties;
(3) all options to purchase or lease the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; (4) all claims, actions and causes of action, both in law and in equity, with respect to the Property or the Improvements; and (5) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "Premises"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Borrower, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause
(b) being herein sometimes collectively called the "Accessories," all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Borrower's rights, but not liability for any breach by Borrower, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies, contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to trademarks, trade names, goodwill and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including but not limited to Borrower's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder


WELLS/ORANGE COUNTY ASSOCIATES
DEED OF TRUST
PAGE 2
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or under any other Loan Document for taxes, insurance or otherwise), rebates or refunds of impact fees or other taxes, assessments or charges, money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Property which are in the possession of Borrower or in which Borrower can otherwise grant a security interest; and (d) all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this Section 1.2, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto;
(ii) all claims, actions and causes of action, both in law and in equity, with respect to the Property or the Improvements; and (iii) other interests of every kind and character which Borrower now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.2 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Borrower in any of the property referred to above in this Section 1.2 is a leasehold estate, this conveyance shall include, and the lien and interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Borrower in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Property"), to the use, benefit and behoof of Lender, forever, in fee simple subject to the Permitted Encumbrances (as hereafter defined).

            Section 1.3. Security Interest. As additional collateral and further security for the indebtedness secured hereby, to the fullest extent permitted by applicable law,


WELLS/ORANGE COUNTY ASSOCIATES
DEED OF TRUST
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Borrower hereby assigns and grants to Lender a security interest in all of the
Property which constitutes personal property or fixtures (herein sometimes collectively called the "Collateral"). In addition to its rights hereunder or otherwise, Lender shall have all of the rights of a secured party under the Uniform Commercial Code as adopted in the State of California, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

            Section 1.4. Note, Loan Documents, Other Obligations. This Security Instrument is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time: (a) the Promissory Note and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such note or notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note");
(b) all indebtedness and other obligations owed by Borrower to Lender, or any affiliate of Lender, now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Security Instrument, the Environmental Indemnity Agreement (the "Environmental Agreement") of even date herewith between Borrower and Lender, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, tri-party financing agreement, purchase and sale agreement with respect to the Property or other agreement between Borrower and Lender, or among Borrower, Lender and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, this Security Instrument, the Environmental Agreement and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "Loan Documents"); and (c) all other loans and future advances made by Lender to Borrower and all other debts, obligations and liabilities of Borrower of every kind and character now or hereafter existing in favor of Lender, however and whenever incurred, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, and whether originally payable to Lender or to a third party and subsequently acquired by Lender; provided, however, and notwithstanding the foregoing provisions of this clause (c), this Security Instrument shall not secure any such other loan, advance, debt, obligation or liability with respect


WELLS/ORANGE COUNTY ASSOCIATES
DEED OF TRUST
PAGE 4
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to which Lender is by applicable law prohibited from obtaining a lien or security title on real estate nor shall this clause (c) operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law. The indebtedness referred to in this Section 1.4 is hereinafter sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby."

              ARTICLE 2 - Representations, Warranties and Covenants

            Section 2.1. Borrower represents, warrants, and covenants as follows:

            (a) Payment and Performance. Borrower will make due and punctual payment of the secured indebtedness. Borrower will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Security Instrument and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Security Instrument.

            (b) Title and Permitted Encumbrances. Borrower has, in Borrower's own right, and Borrower covenants to maintain, lawful, good and marketable fee simple title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Exceptions" in Exhibit B hereto, which are Permitted Exceptions only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Security Instrument, (iii) other liens and security interests (if any) in favor of Lender (the matters described in the foregoing clauses (i), (ii) and (iii) being herein called the "Permitted Encumbrances"). Borrower, and Borrower's successors and assigns, will warrant and forever defend title to the Property, subject as aforesaid, to Lender and its successors and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Borrower will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Lender. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Lender of any existing or future violation or other breach thereof by Borrower, by the Property or otherwise. If any right or interest of Lender in the Property or any part thereof shall be endangered or questioned or


WELLS/ORANGE COUNTY ASSOCIATES
DEED OF TRUST
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shall be attacked directly or indirectly, Lender (whether or not named as the party to legal proceedings with respect thereto) is hereby authorized and empowered to take such steps as in its discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Lender, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Borrower hereby promises to pay) owing by Borrower to Lender, and Lender shall be subrogated to all rights of the person receiving such payment.

            (c) Taxes and Other Impositions. Borrower will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Property or any part thereof, and shall deliver promptly to Lender such evidence of the payment thereof as Lender may require.

            (d) Insurance.

            I. Required Insurance. Borrower shall obtain and maintain at Borrower's sole expense: (1) Lender title insurance issued to Lender covering the Premises as required by Lender; (2) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Lender may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Borrower and Lender from becoming a coinsurer, such insurance to be in builder's risk (non-reporting) form during and with respect to any construction on the Premises; (3) if and to the extent any portion of the Improvements is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Note or the maximum amount available;
(4) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Borrower and Lender as named insureds; (5) statutory workers' compensation insurance with respect to any work on or about the Premises; and
(6) such other insurance on the Property as may from time to time be required by Lender (including but not limited to rental loss or business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which at the time are commonly


WELLS/ORANGE COUNTY ASSOCIATES
DEED OF TRUST
PAGE 6
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insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Lender, and shall require not less than thirty (30) days' prior written notice to Lender of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Borrower with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Borrower or Lender and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Security Instrument or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Lender's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Borrower shall, in each instance promptly upon the request of Lender and at Borrower's expense, obtain and deliver to Lender a like policy (or, if and to the extent permitted by Lender, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Security Instrument or such other Loan Document, as the case may be. Without limiting the discretion of Lender with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard Lender clause (without contribution) naming Lender as Lender with loss proceeds payable to Lender notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Lender under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Lender, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Lender at the time of execution of this Security Instrument, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Lender, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Borrower shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Lender evidence satisfactory to Lender of the timely payment thereof. If any loss occurs at any time when


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DEED OF TRUST
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Borrower has failed to perform Borrower's covenants and agreements in this paragraph, Lender shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Lender. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the secured indebtedness, all of Borrower's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Lender shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Lender on demand. Lender shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower. Subject to the terms of Subsection II, below, any proceeds received by Lender shall, after deduction therefrom of all reasonable expenses actually incurred by Lender, including attorneys' fees, at Lender's option be (1) released to Borrower, or
(2) applied (upon compliance with such terms and conditions as may be required by Lender) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Lender, in its sole but reasonable discretion, may elect, whether or not due. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

            II. Restoration Advances.

            (i) Lender agrees that in the event that all or a portion of the Improvements shall be destroyed or damaged by fire, explosion, windstorm, hail or any other casualty against which insurance is required under this Security Instrument, Lender will elect to apply the insurance proceeds which remain after payment of the expenses of collection thereof as provided in Subsection I, above (called the "Proceeds" below in this Subsection), or so much thereof as is required, to restoration of the portion of the Premises damaged, as nearly as practicable to


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its value, character and condition immediately prior to such casualty (the
"Restoration"), provided that all of the following conditions precedent are satisfied in full not later than ninety (90) days after the date on which the casualty loss occurs:

            A) no default shall have occurred and shall remain uncured following the expiration of any grace or cure period;

            B) all tenants having present or future possessory rights under Leases (hereinafter defined), including without limitation the tenant under the that certain Standard Industrial/Commercial Single-Tenant Lease-Net (the "Cort Furniture Lease") dated October 25, 1988, by and between Spencer Fountain Valley Holdings, Inc., a California corporation, as Lessor, and Cort Furniture Rental Corporation, a New York corporation, as Lessee, the Lessor's interest thereunder having been assigned to Borrower, have agreed in a manner satisfactory to Lender that their Leases will continue in full force and effect and, if necessary, the time for taking or regaining possession of the demised premises under such Leases will be extended by the time necessary to complete the Restoration;

            C) all parties having operating, management or franchise interests in, and arrangements concerning, the Property have agreed that they will continue their interests and arrangements for the contract terms then in effect following the Restoration;

            D) all parties having commitments to provide financing with respect to the Property, to purchase Borrower's interest in full or in part in the Property or to purchase or pay the loan evidenced by the Note (collectively, "Commitment Providers") have agreed in a manner satisfactory to Lender that their commitments will continue in full force and effect and, if necessary, the expiration of such commitments will be extended by the time necessary to complete the Restoration;

            E) Borrower has presented evidence satisfactory to Lender, and Lender has reasonably determined, that the Restoration can be accomplished within a reasonable period of time and in any event prior to the Maturity Date (as defined in the Note);

            F) Borrower has delivered or caused to be delivered to Lender, and Lender has approved, complete final plans and specifications (the "Restoration Plans") for the work to be performed in connection with the Restoration (hereinafter


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DEED OF TRUST
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      called the "Restoration Work") prepared and sealed by an architect (the
      "Architect") acceptable to Lender, with evidence satisfactory to Lender of the approval of the Restoration Plans by all Commitment Providers and by all governmental authorities and all tenants under Leases whose approval is required;

            G) Borrower has delivered or caused to be delivered to Lender a signed estimate approved in writing by the Architect, stating the entire cost of completing the Restoration Work;

            H) Borrower has entered into, and has furnished to Lender a copy of, a fixed price construction contract satisfactory to Lender, with a contractor reasonably acceptable to Lender, bonded to the extent required by Lender, for the Restoration Work;

            I) if Lender has determined that (i) the projected cost of the Restoration Work substantially in accordance with the Restoration Plans exceeds (ii) the available Proceeds held by Lender, then Borrower has deposited with Lender funds sufficient to cover the excess cost;

            J) Borrower has furnished all insurance coverage required by Lender pursuant to Subsection 2.1(d)(I), above; and

            K) Lender has determined that it will not incur any liability to any person as a result of such use of the Proceeds.

            If all of the foregoing conditions have not been satisfied within the time limit specified above, then Lender may, at its option, apply such Proceeds to the indebtedness secured hereby, whether or not due, in such order and manner as Lender elects.

            (ii) To the extent that Lender elects to apply the Proceeds to the restoration or reconstruction of the Improvements, then disbursement of the Proceeds for Restoration or Restoration Work shall be subject to and shall be made in accordance with the customary practices of Lender governing the disbursement of construction loans. If Lender determines from time to time that
(i) the estimated cost of the Restoration substantially in accordance with the Restoration Plans exceeds (ii) the available Proceeds held by Lender plus all other available funds deposited by Borrower with Lender for the purpose of the Restoration, then Borrower shall deposit additional funds with Lender to cover the excess cost before Lender shall be


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required to disburse any such Proceeds or other available funds for Restoration costs. Any such funds provided by Borrower to cover excess costs shall be used for the costs of Restoration prior to disbursement of any of the Proceeds for such costs.

            (iii) Any such Proceeds and additional funds provided by Borrower which are held by Lender under this Subsection II shall be held by Lender in an account of Lender's selection until disbursed for Restoration or otherwise applied as herein provided. Lender's receipt and custody of such Proceeds or additional funds shall not constitute a repayment of any of the indebtedness secured hereby, unless and until such Proceeds or additional funds are actually applied against the indebtedness secured hereby in accordance with this Security Instrument. No disbursement of such Proceeds for Restoration costs shall constitute an advance of the loan evidenced by the Note or increase the principal amount of such loan. If surplus Proceeds remain after completion of the Restoration and payment of all costs therefor, then such surplus Proceeds shall be applied against the indebtedness secured hereby in such manner and order as Lender elects. If surplus funds then remain from additional funds provided by Borrower to cover excess costs of Restoration, then such surplus funds shall be returned to Borrower, provided that no uncured default shall exist hereunder.

            (iv) In any event, upon the occurrence of a default at any time, and the expiration of any applicable grace or cure period without the curing thereof, Lender may (but has no obligation to) apply all or any portion of such Proceeds or additional funds provided by Borrower in Lender's possession to the payment of the indebtedness secured hereby, whether or not due, in such order and manner as Lender elects, and/or to the cure of any default without waiving the same.

            (e) Reserve for Insurance, Taxes and Assessments. Upon request of Lender, to secure certain of Borrower's obligations in paragraphs (c) and (d) above, but not in lieu of such obligations, Borrower will deposit with Lender a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Lender and prorated to the end of the calendar month following the month during which Lender's request is made, and thereafter will deposit with Lender, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Lender) to permit Lender to pay at least fifteen (15) days prior to the delinquency date thereof, the next maturing ad valorem taxes,


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assessments and charges and premiums for such policies of insurance. Lender shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Lender for future use, applied to any secured indebtedness or refunded to Borrower, at Lender's option, and any deficiency in such funds so deposited shall be made up by Borrower upon demand of Lender. All such funds so deposited shall bear interest at the rate applicable to the account selected by Lender for such funds, may be mingled with the general funds of Lender and shall be applied by Lender toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Lender by Borrower (which statements shall be presented by Borrower to Lender a reasonable time before the applicable amount is delinquent); provided, however, that, if a default shall have occurred hereunder, such funds may at Lender's option be applied to the payment of the secured indebtedness in the order determined by Lender in its sole discretion, and that Lender may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Borrower's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Borrower's interest in and rights to such funds held by Lender under this paragraph but subject to the rights of Lender hereunder.

            (f) Condemnation. Borrower shall notify Lender immediately of any threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Borrower shall, at Borrower's expense, diligently prosecute any such proceedings. Lender shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Lender shall be entitled to receive all sums which may be awarded or become payable to Borrower for the condemnation of the Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for injury or damage to the Property. Borrower shall, promptly upon request of Lender, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Lender to collect and receipt for any such sums. All such sums are hereby assigned to Lender, and shall, after deduction therefrom of all reasonable expenses actually incurred by Lender,


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including attorneys' fees, at Lender's option be (1) released to Borrower, or
(2) applied (upon compliance with such terms and conditions as may be required by Lender) to repair or restoration of the Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Lender, in its sole but reasonable discretion, may elect, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Lender shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Borrower. Lender is hereby authorized, in the name of Borrower, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs and expenses (including but not limited to attorneys' fees) incurred by Lender in connection with any condemnation shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to Lender pursuant to this Security Instrument.

            (g) Compliance with Legal Requirements. The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (defined below). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Borrower shall not, by act or omission, permit any building or other improvement not subject to the lien and interest of this Security Instrument to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Borrower has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property. If Borrower receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Borrower will promptly furnish a copy of such notice or claim to Lender. Borrower has received no notice and has no knowledge of any such noncompliance. As used in this Security Instrument: (i) the term "Legal Requirement" means any Law (defined below), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "Law" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit,


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authorization, decision, order, injunction or decree, domestic or foreign.

            (h) Maintenance, Repair and Restoration. Borrower will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Borrower will not, without the prior written consent of Lender, which consent shall not be unreasonably withheld (i) remove from the Property any fixtures or personal property conveyed or encumbered by this Security Instrument except such as is replaced by Borrower by an article of equal suitability and value, owned by Borrower, free and clear of any lien or security interest (except that created by this Security Instrument), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Borrower shall give prompt notice thereof to Lender and Borrower shall promptly, at Borrower's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

            (i) No Other Liens. Borrower will not, without the prior written consent of Lender, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed to secure debt, Security Instrument, voluntary or involuntary lien, whether statutory, constitutional or contractual, security title, interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Security Instrument, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Lender, Borrower will cause the same to be promptly discharged and released. Borrower will own all parts of the Property and will not acquire any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of


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Lender, which consent shall not be unreasonably withheld. If Lender consents to the voluntary grant by Borrower of any deed to secure debt, lien, security interest, or other encumbrance (hereinafter called "Subordinate Lien") conveying or encumbering any of the Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (1) the Subordinate Lien is unconditionally subordinate to this Security Instrument and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Lender; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Lien, shall be applied first to the payment of the secured indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Lender may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (4) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Lender with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Borrower's rights hereunder without the prior written consent of Lender.

            (j) Operation of Property. Borrower will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Borrower will keep the Property occupied so as not to impair the insurance carried thereon. Borrower will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Borrower will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Borrower will not impose any easement, restrictive


WELLS/ORANGE COUNTY ASSOCIATES
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covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Lender, which consent shall not be unreasonably withheld. Borrower will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Borrower will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Lender pursuant to paragraph (u) of this
Section 2.1, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Borrower will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

            (k) Financial Matters. Borrower is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Borrower's knowledge, threatened) by or against Borrower, or any affiliate of Borrower, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Borrower to Lender in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Borrower or, to Borrower's knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, "Borrower" shall also include any person liable directly or indirectly for the secured indebtedness or any part thereof and any joint venturer or general partner of Borrower.

            (l) Status of Borrower; Suits and Claims; Loan Documents. Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is


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

located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Each Loan Document executed by Borrower has been duly authorized, executed and delivered by Borrower, and the obligations thereunder and the performance thereof by Borrower in accordance with their terms are and will continue to be within Borrower's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Borrower or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Borrower, or any other person liable, directly or indirectly, for any of the secured indebtedness, except as expressly contemplated by the Loan Documents. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Borrower's knowledge, threatened) against Borrower or against any person liable directly or indirectly for the secured indebtedness or which affects the Property (including, without limitation, any which challenges or otherwise pertains to Borrower's title to the Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Borrower's knowledge, threatened) against Borrower or against any other person liable directly or indirectly for the secured indebtedness, except as has been disclosed in writing to Lender in connection with the loan evidenced by the Note. The Loan Documents constitute legal, valid and binding obligations of Borrower (and of each guarantor, if any) enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Borrower is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business purposes, and is not for personal, family, household or agricultural purposes. Borrower will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Borrower shall have notified Lender of such change prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of further perfecting or protecting the lien and security interest of Lender in the Property. Borrower's principal place of business and chief executive office, and the place where Borrower keeps its books and records concerning the Property, has for the preceding four months been and will continue to be (unless Borrower notifies Lender of any change in writing prior to the date of such change)


WELLS/ORANGE COUNTY ASSOCIATES
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the address of Borrower set forth at the end of this Security Instrument.

            (m) Certain Environmental Matters.

            (i) Definitions. As used in this Security Instrument: (1) "Environmental Claim" means any investigative, enforcement, cleanup, removal, containment, remedial or other governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against Borrower or against or with respect to the Property or any use or activity on the Property, and any claim at any time threatened or made by any person against Borrower or against or with respect to the Property or any use or activity on the Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substance;
(2) "Environmental Requirement" means any Legal Requirement which pertains to ground or air or water or noise pollution or contamination, underground or aboveground tanks, health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), and all environmental laws, ordinances, regulations and rules of the State of California and each agency, instrumentality and subdivision thereof having jurisdiction over the Premises; and (3) "Hazardous Substance" means any substance, whether solid, liquid or gaseous: (a) which is listed, defined or regulated as a "hazardous substance", "hazardous waste" or "solid waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or (b) which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, or explosive or radioactive material; or (c) which causes or poses a threat to cause a contamination or nuisance on the Property or on any adjacent property or a hazard to the environment or to the health or safety of persons on the Property. As used in this paragraph (m), the word "on" when used with respect to the Property or adjacent property means "on, in, under, above or about".

            (ii) Representations and Warranties. Borrower represents and warrants to Lender, without regard to whether Lender has or hereafter obtains any knowledge or report of the environmental condition of the Property, as follows: (1) during the period of Borrower's ownership of the Property, the Property has not been used for industrial or manufacturing purposes, for landfill, dumping or other waste disposal activity or operation, for generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on the Property; (2) to the best of Borrower's


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knowledge after inquiry in accordance with good commercial or customary practices, no use of the Property described in clause (1) preceding occurred at any time prior to the period of Borrower's ownership of the Property nor did any such use on any adjacent property occur during or at any time prior to the period of Borrower's ownership of the Property, and there is no Hazardous Substance, storage tank (or similar vessel), sump or well on the Property; (3) Borrower has received no notice and has no knowledge of any Environmental Claim or any completed, pending, proposed or threatened investigation or inquiry concerning the presence or release of any Hazardous Substance on the Property or on any adjacent property or concerning whether any condition, use or activity on the Property or on any adjacent property is in violation of any Environmental Requirement; (4) the present conditions, uses and activities on the Property do not violate any Environmental Requirement and the use of the Property which Borrower (and each tenant and subtenant, if any) makes and intends to make of the Property complies and will comply with all applicable Environmental Requirements; (5) the Property is not currently on, and to the best of Borrower's knowledge after inquiry in accordance with good commercial or customary practices, has never been on, any federal or state "superfund" or "superlien" list; and (6) neither Borrower, nor to Borrower's knowledge any tenant or subtenant, has obtained or is required to obtain any permit or other authorization to construct, occupy, operate, use or conduct any activity on any of the Property by reason of any Environmental Requirement.

            (iii) Violations. Borrower will not cause, commit, permit or allow to continue any violation of any Environmental Requirement by Borrower or by or with respect to the Property or any use or activity on the Property, or the attachment of any environmental lien to the Property. Borrower will not place, install, dispose of or release, or cause, permit or allow the placing, installation, disposal or release of, any Hazardous Substance or storage tank (or similar vessel) on the Property and will keep the Property free of any Hazardous Substance. Notwithstanding the foregoing provisions of this Subsection
(iii), Borrower shall not be in default under this Subsection (iii) should Borrower store minimal quantities of substances on the Premises which technically could be considered Hazardous Substance, provided that: such substances are of a type and are held only in a quantity normally used in connection with the construction, occupancy or operation of comparable buildings (such as cleaning fluids, and supplies normally used in the day to day operation of business offices), such substances are being held, stored and used in complete and strict compliance with all applicable Environmental Requirements, and the indemnity in Section 7 of the Environmental Agreement shall always apply to such substances, and it shall be and continue to be the


WELLS/ORANGE COUNTY ASSOCIATES
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

responsibility of Borrower to take all remedial actions required under and in accordance with Subsection (vi), below, in the event of any unlawful release of any such substance.

            (iv) Notice to Lender. Borrower will promptly advise Lender in writing of any Environmental Claim or of the discovery of any Hazardous Substance on the Property, as soon as Borrower first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or Hazardous Substance and all relevant circumstances.

            (v) Site Assessments and Information. If Lender shall ever have reason to believe that any Hazardous Substance affects the Property, or if any Environmental Claim is made or threatened, or if a default shall have occurred, Borrower will at its expense provide to Lender from time to time, in each case within 30 days of Lender's request, a report (including all drafts thereof if requested by Lender) of an environmental assessment of the Property made after the date of Lender's request and of such scope (including but not limited to the taking of soil borings, air and groundwater samples and other above and below ground testing) as Lender may request and by a consulting firm acceptable to Lender. Borrower will cooperate with each consulting firm making any such assessment and will supply to the consulting firm, from time to time and promptly on request, all information available to Borrower to facilitate the completion of the assessment and report.

            (vi) Remedial Actions. Without limitation of Lender's rights to declare a default and to exercise all remedies available by reason thereof, if any Hazardous Substance is discovered on the Property at any time and regardless of the cause, Borrower shall: (1) promptly at Borrower's sole risk and expense remove, treat and dispose of the Hazardous Substance in compliance with all applicable Environmental Requirements and solely under Borrower's name (or if removal is prohibited by any Environmental Requirement, take whatever action is required by applicable Environmental Requirements), in addition to taking such other action as is necessary to have the full use and benefit of the Property as contemplated by the Loan Documents, and provide Lender with satisfactory evidence thereof; and (2) if requested by Lender, provide to Lender within 30 days of Lender's request a bond, letter of credit or other financial assurance evidencing to Lender's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by clause (1) preceding and to discharge any assessments or liens established against the Property as a result of the presence of the Hazardous Substance on the Property.


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             (n) Further Assurances. Borrower will, promptly on request of
Lender, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Security Instrument or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further Security Instruments, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Security Instrument and the other Loan Documents, to more fully identify and subject to the liens and interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Lender to protect the lien or the interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Lender to enable Lender to comply with the requirements or requests of any agency having jurisdiction over Lender or any examiners of such agencies with respect to the indebtedness secured hereby, Borrower or the Property. Borrower shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to Lender pursuant to this Security Instrument.

            (o) Fees and Expenses. Without limitation of any other provision of this Security Instrument or of any other Loan Document and to the extent not prohibited by applicable law, Borrower will pay, and will reimburse to Lender on demand to the extent paid by Lender: (i) all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Borrower or Lender in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Security Instrument, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Borrower as owner of the Property; and (ii) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right


WELLS/ORANGE COUNTY ASSOCIATES
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or remedy, or the enforcement of any obligation of Borrower, hereunder or under any other Loan Document.

            (p) Indemnification.

            (i) Borrower will indemnify and hold harmless Lender from and against, and reimburse Lender on demand for, any and all Indemnified Matters (defined below). For purposes of this paragraph (p), the term "Lender" shall include the directors, officers, partners, employees and agents of Lender, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Lender. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (p) by Borrower to Lender shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to Lender pursuant to this Security Instrument. Nothing in this paragraph, elsewhere in this Security Instrument or in any other Loan Document shall limit or impair any rights or remedies of Lender (including without limitation any rights of contribution or indemnification) against Borrower or any other person under any other provision of this Security Instrument, any other Loan Document, any other agreement or any applicable Legal Requirement.

            (ii) As used herein, the term "Indemnified Matters" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Lender at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Security Instrument or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time on or before the Release Date, any act performed or omitted to be performed hereunder or under


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any other Loan Document, any breach by Borrower of any representation, warranty, covenant, agreement or condition contained in this Security Instrument or in any other Loan Document, any default as defined herein or any claim under or with respect to any Lease (hereinafter defined) or arising under the Environmental Agreement. The term "Release Date" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Security Instrument has been cancelled and satisfied of record, or (ii) the date on which this Security Instrument is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Borrower and Borrower's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this paragraph (p) shall not terminate upon the Release Date or upon the cancellation, satisfaction, foreclosure or other termination of this Security Instrument but will survive the Release Date, foreclosure of this Security Instrument or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge, cancellation and satisfaction of this Security Instrument and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

            (q) Records and Financial Reports. Borrower will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Property to be inspected and photographed, by Lender and its representatives during normal business hours and at any other reasonable times. Without limitation of other or additional requirements in any of the other Loan Documents, Borrower will furnish to Lender (i) current operating statements itemizing all income and expenses of the Property for each quarter (and for the fiscal year through the end of such quarter) as soon as reasonably practicable but in any event within fifteen (15) days after the end of such quarter and for the fiscal year of Borrower within sixty (60) days after the end thereof including also a projection of such operations for the next fiscal year; and
(ii) a balance sheet (including disclosure of all contingent liabilities) and an income statement of Borrower, for each fiscal year of Borrower as soon as reasonably practicable following the end of such fiscal year, but


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in any event within ninety (90) days after the end thereof. Each financial statement submitted pursuant to this paragraph shall be prepared in accordance with generally accepted accounting principles, consistently applied, and be certified in writing as true and correct by a representative of Borrower acceptable to Lender. Borrower will furnish to Lender at Borrower's expense all evidence which Lender may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Lender shall be for Lender's protection only, and shall not constitute any assumption of responsibility to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Lender's approval of any certification given to Lender nor relieve Borrower of any of Borrower's obligations. Lender may from time to time assign or grant participations in the secured indebtedness and Borrower consents to the delivery by Lender to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the secured indebtedness such information as Lender now or hereafter has relating to the Property, Borrower, any party obligated for payment of any part of the secured indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

            (r) Taxes on Note or Security Instrument. Borrower will promptly pay all income, franchise and other taxes owing by Borrower and any stamp taxes or other taxes (unless such payment by Borrower is prohibited by law) which may be required to be paid with respect to the Note, this Security Instrument or any other instrument evidencing or securing any of the secured indebtedness, excepting any amounts to be paid under the present California Security Instrument tax laws, which amounts shall be paid by Lender. In the event of the enactment after this date of any law of any governmental entity applicable to Lender, the Note, the Property or this Security Instrument deducting from the value of property for the purpose of taxation any lien or interest thereon, or imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower, or changing in any way the laws relating to the taxation of Security Instruments or security agreements or debts secured by Security Instruments or security agreements or the interest of the Lender or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Security Instrument or the indebtedness secured hereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges or liens, or reimburse Lender


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therefor; provided, however, that if in the opinion of counsel for Lender (i) it might be unlawful to require Borrower to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Lender may elect, by notice in writing given to Borrower, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

            (s) Statement Concerning Note or Security Instrument. Borrower shall at any time and from time to time furnish within seven (7) days of request by Lender a written statement in such form as may be required by Lender stating that (i) the Note, this Security Instrument and the other Loan Documents are valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms; (ii) the unpaid principal balance of the Note;
(iii) the date to which interest on the Note is paid; (iv) the Note, this Security Instrument and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Security Instrument or any other Loan Document. If any of the foregoing statements are untrue, Borrower shall, alternatively, specify the reasons therefor.

            (t) Annual Appraisal. Lender may at its option obtain at Borrower's expense, once in each year (or as otherwise reasonably requested by Lender) an appraisal of the Property or any part thereof prepared in accordance with written instructions from Lender by a third-party appraiser engaged directly by Lender. Each such appraiser and appraisal shall be satisfactory to Lender. The costs of each such appraisal shall be a part of the secured indebtedness and shall be payable by Borrower to Lender on demand (which obligation Borrower hereby promises to pay).

            (u) Mineral Interests. Borrower agrees that the making of any oil, gas or mineral lease or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property would impair the value of the Property as security for payment of the indebtedness secured hereby and that Borrower shall have no right, power or authority to lease the Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining from Lender express written permission, which permission shall not be valid until recorded. Borrower further agrees that if Borrower shall make any such lease or attempt to grant any such mineral rights without such prior written permission, then Lender shall have the option, without notice, to declare the same to be a default


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hereunder and to declare the indebtedness secured hereby immediately due and payable. Whether or not Lender shall consent to such lease or grant of mineral rights, Lender shall receive the entire consideration to be paid for such lease or grant of mineral rights, with the same to be applied upon the indebtedness secured hereby; provided, however, that the acceptance of such consideration shall in no way impair the lien of this Security Instrument on the Property, including all mineral rights.

            (v) Year 2000 Compliance. Borrower has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, will be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to cause a material adverse change in the financial condition, results of operations, business or properties of Borrower (a "Material Adverse Change"). Borrower will promptly notify Lender in the event that Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to cause a Material Adverse Change.

            Section 2.2. Performance by Lender on Borrower's Behalf. Borrower agrees that, if Borrower fails to perform any act or to take any action which under any Loan Document Borrower is required to perform or take, or to pay any money which under any Loan Document Borrower is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Lender, in Borrower's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Lender and any money so paid by Lender shall be a demand obligation owing by Borrower to Lender (which obligation Borrower hereby promises to pay), shall be a part of the indebtedness


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secured hereby, and Lender, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Lender and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Lender shall waive or cure any default or waive any right, remedy or recourse of Lender. Any such payment may be made by Lender in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Borrower to Lender pursuant to this Security Instrument shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Lender on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Lender hereunder and the time when paid shall be fully established by the certificate of Lender or any of Lender's officers or agents.

            Section 2.3. Absence of Obligations of Lender with Respect to Property. Notwithstanding anything in this Security Instrument to the contrary, including, without limitation, the definition of "Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Borrower's rights, title and interests therein but not Borrower's obligations, duties or liabilities pertaining thereto, (ii) Lender neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Property" herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Lender may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Lender's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Lender shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Lender elects otherwise by written notification.

              ARTICLE 3 - Collateral Assignment of Leases and Rents


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            Section 3.1. Assignment. As additional security for the indebtedness secured hereby, Borrower hereby assigns to Lender all Rents (hereinafter defined) and all of Borrower's rights in and under all Leases (hereinafter defined). Upon the occurrence of a default hereunder, Lender shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Lender to entitle Lender to immediate and direct payment of the Rents (including delivery to Lender of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Security Instrument, all without the necessity of any further action by Lender, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Borrower hereby authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Borrower, without any obligation to determine whether a default has in fact occurred and regardless of whether Lender has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Lender to the tenants. Any such payment to Lender shall constitute payment to Borrower under the Leases, and Borrower hereby appoints Lender as Borrower's lawful attorney-in-fact for giving, and Lender is hereby empowered to give, acquittances to any tenants for such payments to Lender after a default. The assignment contained in this Section shall become null and void upon the release of this Security Instrument. As used herein: (i) "Lease" means each existing or future lease, sublease (to the extent of Borrower's rights thereunder), usufruct or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, usufruct, agreement or guaranty; and (ii) "Rents" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Borrower's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (as hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Borrower by virtue of any and all royalties,


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overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Borrower under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

            Section 3.2. Covenants, Representations and Warranties Concerning Leases and Rents. Borrower covenants, represents and warrants that: (i) Borrower has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (ii) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (iii) neither Borrower nor any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (iv) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (v) no Rents have been waived, released, discounted, set off or compromised; (vi) except as stated in the Leases, Borrower has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (vii) Borrower shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (viii) Borrower will not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise;
(ix) Borrower will not, except in good faith where the tenant is in material default thereunder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing, in Lender's judgment, at least equivalent to that of the tenant whose Lease was cancelled, on substantially the same terms as the terminated or cancelled Lease; (x) Borrower will not execute any


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Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (xi) Borrower shall give prompt notice to Lender, as soon as Borrower first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Borrower shall defend, at Borrower's expense, any proceeding pertaining to any Lease, including, if Lender so requests, any such proceeding to which Lender is a party; (xii) Borrower shall as often as requested by Lender, within ten (10) days of each request, deliver to Lender a complete rent roll of the Property in such detail as Lender may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Borrower, and deliver to such of the tenants and others obligated under the Leases specified by Lender written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Lender;
(xiii) promptly upon request by Lender, Borrower shall deliver to Lender executed originals of all Leases and copies of all records relating thereto;
(xiv) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Lender; and
(xv) Lender may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Security Instrument to any Lease, without joinder or consent of, or notice to, Borrower, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Security Instrument to any Lease.

            Section 3.3. No Liability of Lender. Lender's acceptance of this assignment shall not be deemed to constitute Lender a "Lender in possession," nor obligate Lender to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Borrower by any tenant and not as such delivered to and accepted by Lender. Lender shall not be liable for any injury or damage to person or property in or about the Property, or for Lender's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Lender's rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by


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Lender nor Lender's consent to or approval of any Lease (nor all of the same), shall render Lender liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Lender seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Lender neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Lender under this Article 3 shall be cumulative of all other rights of Lender under the Loan Documents or otherwise.

                               ARTICLE 4 - Default

            Section 4.1. Events of Default. The occurrence of any one of the following shall be a default under this Security Instrument ("Default" or "default"):

            (a) Failure to Pay Indebtedness. Any of the secured indebtedness is not paid when due, regardless of how such amount may have become due, and such failure is not cured within the applicable grace or cure period provided for in
Section 4.2 of this Security Instrument.

            (b) Nonperformance of Covenants. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the secured indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within the applicable grace or cure period provided for in Section 4.2 of this Security Instrument.

            (c) Representations. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Lender in connection with the secured indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

            (d) Bankruptcy or Insolvency. The owner of the Property or any person liable, directly or indirectly, for any of the secured indebtedness (or any general partner or joint venturer of such owner, if the owner is a general partnership or joint venture):

            (1) (i) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (ii) admits in writing its inability to pay, or fails to pay, its


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

debts generally as they become due; or (iii) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "Debtor Relief Laws"), or takes any action in furtherance thereof; or (iv) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

            (2) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (i) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (ii) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (iii) in a proceeding under the Federal Bankruptcy Code, the case is converted from one chapter to another, or (iv) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

            (3) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (4) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

            (4) Fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any of its property; or

            (5) Fails to pay immediately any final money judgment against it.


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             (e) Transfer of the Property. There occurs any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Borrower, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Security Instrument or of any other Loan Document. Lender may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Lender may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Lender in its sole judgment and such grantee's executing, prior to such sale or transfer, a written assumption agreement containing such terms as Lender may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Lender may require.

            (f) Transfer of Ownership of Borrower. There occurs any sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Borrower, without the prior written consent of Lender.

            (g) Grant of Easement, Etc. Without the prior written consent of Lender, which will not be unreasonably withheld, Borrower grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

            (h) Abandonment. The owner of the Property abandons any of the Property.

            (i) Default Under Other Lien. A default or event of default occurs and is continuing under any lien, security interest or assignment covering the Property or any part thereof (whether or not Lender has consented, and without hereby implying Lender's consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or


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institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

            (j) Destruction. The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Lender, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event prior to the final maturity date of the Note.

            (k) Condemnation. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

            (l) Liquidation, Etc. There occurs a liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Georgia (or in the case of an individual, the death or legal incapacity) of the owner of the Property or any person obligated to pay any part of the secured indebtedness.

            (m) Material, Adverse Change. In Lender's reasonable opinion, the prospect of payment of all or any part of the secured indebtedness has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of the owner of the Property or any person liable, directly or indirectly, for any of the secured indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

            (n) Enforceability; Priority. Any Loan Document shall for any reason without Lender's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Lender; or the liens, interests, Security Instruments or security interests of Lender in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be


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challenged or denied by Borrower or any person obligated to pay any part of the secured indebtedness.

            (o) Other Loan Documents; Cort Furniture Lease. A default or event of default occurs under any Loan Document, other than this Security Instrument, or a default or event of default occurs under the Cort Furniture Lease, and the same is not remedied within the applicable period of grace (if any) provided in such document.

            Section 4.2. Notice and Cure. Lender agrees, by its acceptance of this Security Instrument, that notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, upon the occurrence of any default of the type described in Subparagraphs (a) or (b) of Section 4.1 of this Security Instrument, Lender will not accelerate the maturity of the Note or the secured indebtedness and will not exercise any of its other rights and remedies hereunder or under the other Loan Documents until and unless Lender has first given notice of such default to Borrower, in the manner prescribed in
Section 6.12 of this Security Instrument, and Borrower has failed to cure such default within the following periods of time:

            (a) If such default is a default of the type described in Subparagraph (a) of Section 4.1 of this Security Instrument, Borrower shall have a period of ten (10) days from and after the effective date of such notice within which to cure such default; or

            (b) If such default is a default of the type described in Subparagraph (b) of Section 4.1 of this Security Instrument, Borrower shall have a period of thirty (30) days from and after the effective date of such notice within which to cure such default.

            After the occurrence of three (3) such defaults, and the giving of notice thereof by Lender, Lender shall not be obligated to give to Borrower any further notice of default or opportunity to cure the same. The agreements set forth in this Section 4.2 do not and shall not be deemed to prevent or prohibit Lender from withholding any advances of the secured indebtedness, following the occurrence of a default, until and unless such default shall have been cured.

            If Lender shall fail to give such notice and right to cure to Borrower as provided herein, the sole and exclusive remedy of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and right to cure and to have any acceleration of the maturity of the Note and the secured indebtedness postponed or revoked and foreclosure or other proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the


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manner and during the period of time permitted by such agreement, and Borrower shall have no right to damages or any other type of relief not herein specifically set out against Lender, all of which damages or other relief are hereby waived by Borrower. Nothing herein or in any of the other Loan Documents shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

                              ARTICLE 5 - Remedies

            Section 5.1. Certain Remedies. If a default shall occur, Lender may (but shall have no obligation to) exercise any one or more of the following remedies, without additional notice (unless notice is required by applicable statute):

            (a) Acceleration. Lender may at any time and from time to time declare any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower. Without limitation of the foregoing, upon the occurrence of a default described in clauses (i), (iii) or
(iv) of subparagraph (1) of paragraph (d) of Section 4.1, hereof, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Borrower.

            (b) Enforcement of Assignment of Rents. Prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Lender may: (1) collect and/or sue for the Rents in Lender's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the secured indebtedness in such manner and order as Lender may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Borrower to transfer all security deposits and records thereof to Lender together with original counterparts of the Leases.

            (c) Foreclosure.

            (i) Method of Foreclosure. Lender, at Lender's option, may either:
(1) accelerate the secured indebtedness, including all accrued interest, pursuant to paragraph (a) of this Section 5.1 and foreclose the lien of this Security Instrument by


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judicial proceeding, or (2) declare the secured indebtedness immediately due and payable, without deduction, and foreclose this Security Instrument by the power of sale hereby granted.

            (ii) Power of Sale. Should Lender elect to foreclose by exercise of the power of sale contained herein, Lender shall notify Trustee and shall, if required, deposit with Trustee the Note, the original or a certified copy of this Security Instrument, and such other documents, receipts and evidences of expenditures made and secured hereby as Trustee may require. Upon receipt of such notice from Lender, Trustee shall cause to be recorded and delivered to Borrower such notice as may then be required by law and by this Security Instrument. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale, and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

            (iii) Foreclosure Sale; Proceeds. After deducting all costs, fees and expenses of Trustee and of this Security Instrument, including, without limitation, costs of evidence of title and actual and customary attorneys' fees of Trustee or Lender in connection with a sale as provided in subparagraph (i) above, Trustee shall apply the proceeds of such sale (a) first, to the payment of all sums expended by Lender under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Rate as set forth in the Note, (b) second, to the payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate of interest equal to the rate then in effect under the Note, or if the Note has been repaid, the rate that would have been in effect under the Note, (c) third, to the payment of all other sums then secured hereby, and (d) fourth, the remainder, if any, to the person or persons legally entitled thereto.


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             (iv) Additional Remedies. Trustee and Lender shall have all powers, rights and remedies under applicable law whether or not specifically or generally granted or described in this Security Instrument. Nothing contained herein shall be construed to impair or to restrict such powers, rights and remedies or to preclude any procedures or process otherwise available to trustees or beneficiaries under deeds of trust in the State of California. Trustee and Lender, and each of them, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Security Instrument or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by Security Instrument, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Security Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee's or Lender's right to realize upon or enforce any other rights or security now or hereafter held by Trustee or Lender. Trustee and Lender, and each of them, shall be entitled to enforce this Security Instrument and any other rights or security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Loan Documents to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Lender shall not be deemed to have waived any provision hereof or to have released Borrower from any of the obligations secured hereby unless such waiver or release is in writing and signed by Lender. The waiver by Lender of Borrower's failure to perform or observe any term, covenant or condition referred to or contained herein to be performed or observed by Borrower shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Borrower to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Borrower and Lender during the term hereof shall be deemed a waiver of or in any way affect the right of Lender to insist upon the performance by Borrower of the


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obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.

            (d) Uniform Commercial Code. Without limitation of Lender's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Lender may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Uniform Commercial Code as adopted in the State of California (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Lender may enter upon Borrower's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Lender may require Borrower to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral; (3) written notice mailed to Borrower as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this Section 5.1; (5) in the event of a foreclosure sale, whether made by Lender under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Lender, be sold as a whole; (6) it shall not be necessary that Lender take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under Section 5.2 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Lender; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the


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truth of the facts so stated and recited; and (9) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

            (e) Right of Rescission. Lender may from time to time rescind any notice of default or notice of sale before any Trustee's sale in accordance with the laws of the State of California. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Security Instrument or secured hereby, nor otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee or Lender hereunder or thereunder.

            (f) Full Reconveyance. Upon written request of Lender stating that all sums secured hereby have been paid, upon surrender to Trustee of the Note and the original or a certified copy of this Security Instrument for cancellation and retention, and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

            (g) Fixture Filing. This Security Instrument constitutes a fixture filing under the fixture filing provisions of the UCC, Sections 9-313 and 9-402(6) as enacted and under the equivalent statutes in the State of California, as amended or recodified from time to time.

            (h) Border Zone Property. Borrower represents and warrants that the Property has not been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. or any regulation adopted in accordance therewith, and there has been no occurrence or condition on any real property adjoining or in the vicinity of the Property that is reasonably likely to cause the Property or any part thereof to be designated as Border Zone Property.

            (i) Entry on Property. Lender is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to


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exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection or preservation of the Property. Lender shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Lender in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Borrower (which obligation Borrower hereby promises to pay) to Lender pursuant to this Security Instrument. If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Borrower. In connection with any action taken by Lender pursuant to this Section, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property or any part thereof, or from any act or omission of Lender in managing the Property unless such loss is caused by the willful misconduct and bad faith of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty or liability of Borrower arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising. Borrower hereby assents to, ratifies and confirms any and all actions of Lender with respect to the Property taken under this Section.

            (J) Termination of Commitment to Lend. Lender may terminate any commitment or obligation to lend or disburse funds under any Loan Document.

            Section 5.2. Intentionally Deleted.

            Section 5.3. Lender as Purchaser. Lender shall have the right to become the purchaser at any sale held by Lender or substitute or successor or by any receiver or public officer or at any public sale, and Lender shall have the right to credit upon the amount of Lender's successful bid, to the extent necessary to satisfy such bid, all or any part of the secured indebtedness in such manner and order as Lender may elect.

            Section 5.4. Remedies Cumulative. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Lender shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and interests evidenced hereby, and the resort to any right


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or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

            Section 5.5. Lender's Discretion as to Security. Lender may resort to any security given by this Security Instrument or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or interests evidenced by this Security Instrument.

            Section 5.6. Borrower's Waiver of Certain Rights. To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any stay, extension or redemption, homestead, moratorium, reinstatement, marshalling or forbearance, and Borrower, for Borrower, Borrower's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, stay of execution, reinstatement, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Borrower, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Security Instrument to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Security Instrument to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. Borrower waives any right or remedy which Borrower may have or be able to assert, pursuant to any provision of applicable law, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Borrower or Borrower's successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the


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application of this Section. Appraisement of the Property is hereby expressly waived, or not, at the option of Lender, such option to be exercised at the time judgment is rendered in any foreclosure hereof, or at any time prior thereto.

            Section 5.7. Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Borrower or Borrower's successors or assigns are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

            Section 5.8. Withdrawal, Discontinuance or Abandonment of Proceedings. In the case Lender shall have proceeded to enforce any right, power or remedy under this Security Instrument by foreclosure, entry or otherwise or in the event that Lender shall have commenced advertising the intended exercise of the right of foreclosure provided hereunder, and such proceeding or advertisement shall be withdrawn, discontinued or abandoned for any reason, or shall be determined adversely to Lender, then, in every such case (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every default declared and remaining uncured prior to such withdrawal, discontinuance or abandonment shall and shall be deemed to be a continuing default, and (iv) neither this Security Instrument, the Note, the secured indebtedness nor any other instrument concerned therewith shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment, and Borrower hereby expressly waives the benefit of any statute or rule of law which would produce a result contrary to or in conflict with the foregoing.

                            ARTICLE 6 - Miscellaneous

            Section 6.1. Scope of Security Instrument. This Security Instrument is a Security Instrument, collateral


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assignment, security agreement and financing statement, and also covers proceeds and fixtures.

            Section 6.2. Notice to Account Debtors. In addition to the rights granted elsewhere in this Security Instrument, Lender may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Lender directly.

            Section 6.3. Waiver by Lender. Lender may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Borrower with any covenant herein made by Borrower to the extent and in the manner specified in such writing; (b) consent to Borrower's doing any act which hereunder Borrower is prohibited from doing, or to Borrower's failing to do any act which hereunder Borrower is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Security Instrument; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Lender hereunder except to the extent specifically agreed to by Lender in such writing.

            Section 6.4. No Impairment of Security. The lien, interest and other security rights of Lender hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Lender including, but not limited to, any renewal, extension or modification which Lender may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Lender shall not release or impair the lien, interest or other security rights of Lender hereunder or affect the liability of Borrower or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Lender's consent to any junior lien).

            Section 6.5. Acts Not Constituting Waiver by Lender. Lender may waive any default without waiving any other prior or subsequent default. Lender may remedy any default without waiving the default remedied. Neither failure by Lender to exercise, nor delay by Lender in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not


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limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

            Section 6.6. Borrower's Successors. If the ownership of the Property or any part thereof becomes vested in a person other than Borrower, Lender may, without notice to Borrower, deal with such successor or successors in interest with reference to this Security Instrument and to the indebtedness secured hereby in the same manner as with Borrower, without in any way vitiating or discharging Borrower's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Lender, and no extension of the time for the payment of the indebtedness secured hereby given by Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Borrower hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Borrower agrees that it shall be bound by any modification of this Security Instrument or any of the other Loan Documents made by Lender and any subsequent owner of the Property, with or without notice to such Borrower, and no such modifications shall impair the obligations of such Borrower under this Security Instrument or any other Loan Document. Nothing in this Section or elsewhere in this Security


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Instrument shall be construed to imply Lender's consent to any transfer of the
Property.

            Section 6.7. Place of Payment; Forum. All secured indebtedness which may be owing hereunder at any time by Borrower shall be payable at the place designated in the Note (or if no such designation is made, at the address of Lender indicated at the end of this Security Instrument). Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Georgia state court or any United States federal court sitting in the county in which the secured indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Security Instrument or the secured indebtedness. Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Georgia state court or any United States federal court sitting in the county in which the secured indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Borrower at its address stated in this Security Instrument, or at a subsequent address of Borrower of which Lender received actual notice from Borrower in accordance with this Security Instrument, and service so made shall be complete five (5) days after the same shall have been so mailed.

            Section 6.8. Subrogation to Existing Liens; Vendor's Lien. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lender at Borrower's request, and Lender shall be subrogated to any and all rights, interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Security Instrument shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Lender is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Lender, Borrower hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying


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the purchase price for all or a part of the Property, no vendor's lien is waived; and Lender shall have, and is hereby granted, a vendor's lien on the Property as cumulative additional security for the secured indebtedness. Lender may foreclose under this Security Instrument or under the vendor's lien without waiving the other or may foreclose under both.

            Section 6.9. Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Security Instrument or if any part of the Property cannot be lawfully subject to the lien and interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Security Instrument.

            Section 6.10. Compliance with Usury Laws. It is the intent of Borrower and Lender and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Lender and Borrower (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Security Instrument, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the


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date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable law" shall mean applicable laws of the State of Georgia, or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

            Section 6.11. Cancellation of Security Instrument. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Security Instrument are kept and performed, and all obligations, if any, of Lender for further advances have been terminated, then, and in that event only, this Security Instrument shall be cancelled by Lender in due form at Borrower's cost. Without limitation, all provisions herein for indemnity of Lender shall survive discharge of the secured indebtedness and any foreclosure, release or termination of this Security Instrument.

            Section 6.12. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Security Instrument (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telex, or facsimile. Any such notice or communication shall be deemed to have been given and to be effective either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telex, when transmitted (answerback confirmed), or, in the case of facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

            Section 6.13. Invalidity of Certain Provisions. A determination that any provision of this Security Instrument is


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unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Security Instrument to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

            Section 6.14. Gender; Titles; Construction. Within this Security Instrument, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Security Instrument and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Security Instrument shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

            Section 6.15. Reporting Compliance. Borrower agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Security Instrument which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Lender to furnish Lender with evidence of such compliance.

            Section 6.16. Lender's Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Lender is required or requested, (i) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Lender, and Lender shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Lender's judgment, and (ii) no approval or consent of Lender shall be deemed to have been given except by a specific writing


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

intended for the purpose and executed by an authorized representative of Lender.

            Section 6.17. Borrower. Unless the context clearly indicates otherwise, as used in this Security Instrument, "Borrower" means the Borrower named in Section 1.1 hereof. Each signatory who signs on behalf of Borrower represents and warrants to Lender that this instrument is executed, acknowledged and delivered by Borrower's duly authorized representatives.

            Section 6.18. Execution; Recording. This Security Instrument has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Security Instrument, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Security Instrument shall be deemed to be the date reflected on the first page hereof. Borrower will cause this Security Instrument and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Lender shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

            Section 6.19. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Borrower, and the successors and assigns of Borrower, and shall inure to the benefit of Lender and the successors and assigns of Lender and shall constitute covenants running with the Land. All references in this Security Instrument to Borrower shall be deemed to include all such successors and assigns of Borrower, and all references in this Security Instrument to Lender shall be deemed to include all such successors and assigns of Lender.

            Section 6.20. Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

            Section 6.21. No Partnership, Etc.. The relationship between Lender and Borrower is solely that of lender and borrower. Lender has no fiduciary or other special relationship with Borrower. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or


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special relationship between Borrower and Lender or in any way make Lender a co-principal with Borrower with reference to the Property. All agreed contractual duties between Borrower and Lender are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

            Section 6.22. Disclosure of Information. Lender may, from time to time, sell or offer to sell the Loan, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the Loan, including, without limitation, any security for the Loan and credit or other information on the Project, Borrower, any of its principals and any guarantor, to any assignee or participant or prospective assignee or prospective participant, to Security Instrument's affiliates, including without limitation NationsBanc Capital Markets, Inc., to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in Lender's reasonable judgment. Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith and to the extent, if any, specified in any such assignment or participation, such companies, assignees or participants shall have the rights and benefits with respect to the Loan Documents as such persons would have if such persons were Lender hereunder.

            Section 6.23. Applicable Law. The enforceability of this Security Instrument shall be governed by California law only for purposes of determining the following: (i) the applicable conflict of law rules in this Security Instrument and the other Loan Documents, (ii) whether this Security Instrument transfers or creates an interest in real property for security purposes or otherwise, (iii) the nature of an interest in real property that is transferred or created by this Security Instrument, (iv) the method for foreclosure of a lien on real property and the exercise of any other remedy with respect to the real property or the Rents or profits therefrom, (v) the nature of an interest in real property that results from foreclosure, and (vi) the manner and effect of recording or failing to record evidence of a transaction that transfers or creates an interest in real property. Except as expressly set out above, the enforceability of this Security Instrument and the other Loan Documents shall be governed by Georgia law.

            Section 6.24. Effective as a Financing Statement. This Security Instrument shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the


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real estate records of each county where any part of the Property (including said fixtures) is situated. This Security Instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Security Instrument shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Borrower is the address of Borrower set forth at the end of this Security Instrument and the address of Lender from which information concerning the security interests hereunder may be obtained is the address of Lender set forth at the end of this Security Instrument. A carbon, photographic or other reproduction of this Security Instrument or of any financing statement relating to this Security Instrument shall be sufficient as a financing statement for any of the purposes referred to in this Section.

            Section 6.25. Entire Agreement. The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

            THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

            THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES

            IN WITNESS WHEREOF, this Security Instrument has been executed and sealed by Borrower as of the date first written on page 1 hereof.

                                    Borrower:

                                    Wells/Orange County Associates,
                                    a Georgia joint venture

                                    By:   Wells Operating Partnership, L.P.,
                                          a Delaware limited partnership,


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

                                          Joint Venture Partner

                                    By:   Wells Real Estate Investment
                                          Trust, Inc.,
                                          a Maryland corporation,
                                          General Partner


                                          By: /s/ Brian M. Conlon
                                             -----------------------------------
                                          Name: Brian M. Conlon
                                               ---------------------------------
                                          Title: Executive Vice President
                                                --------------------------------

                                                 [CORPORATE SEAL]

                                    By:   Wells Development Corporation,
                                          a Georgia corporation,
                                          Joint Venture Partner


                                          By: /s/ Brian M. Conlon
                                             -----------------------------------
                                          Name: Brian M. Conlon
                                               ---------------------------------
                                          Title: Executive Vice President
                                                --------------------------------

                                                 [CORPORATE SEAL]


                                    The address and federal tax identification number of Borrower are:

                                    3885 Holcomb Bridge Road
                                    Norcross, Georgia  30092

                                    Federal Tax No. 58-2404574


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                                    The address of Lender is (including county):

                                    NationsBank, N.A.
                                    NationsBank Plaza - 6th Floor
                                    600 Peachtree Street, N.E.
                                    Atlanta, Fulton County,
                                    Georgia  30308


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                                 ACKNOWLEDGMENT

STATE OF GEORGIA  :
                  :  ss
COUNTY OF FULTON  :

            Before me, a notary public in and for said County and State, on this 28th day of July, 1998, personally appeared Brian M. Conlon, to me known to be the identical person who subscribed the name of Wells/Orange County Associates, a Georgia joint venture ("Borrower"), to the foregoing instrument in his/her capacity as Executive Vice President of Wells Real Estate Investment Trust, Inc., a Maryland corporation, which is the General Partner of Wells Operating Partnership, L.P., a Delaware limited partnership, one of the Joint Venture Partners of Borrower, and in his/her capacity as Executive Vice President of Wells Development Corporation, a Georgia corporation, the other Joint Venture Partner of Borrower, and acknowledged to me that he/she executed the same as his/her free and voluntary act and deed and as the free act and voluntary deed of such Joint Venture Partners and of Borrower for the uses and purposes therein set forth.

                                           /s/ W. L. O'Callaghan
                                          --------------------------------------
                                          NOTARY PUBLIC

                                          My Commission Expires:

                                                        [SEAL]
                                          --------------------------------------
                                                    [NOTARIAL SEAL]


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